================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2003


                                -----------------


                               THE SHAW GROUP INC.

             (Exact name of registrant as specified in its charter)



       LOUISIANA                     1-12227                   72-1106167
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)


           4171 ESSEN LANE
        BATON ROUGE, LOUISIANA                                   70809
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (225) 932-2500

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 9.           REGULATION FD DISCLOSURE

A. INTRODUCTION

The following information will be used by senior executives of The Shaw Group Inc. (the "Company") in making presentations to small groups of prospective investors.

For purposes of the information set forth below, references to "we," "us" and "our" refer to the Company and its subsidiaries, including the operations of businesses that we acquired prior to the date of acquisition. For purposes of the information set forth below, our business segments are presented as follows:
(1) engineering, procurement, construction and maintenance services (EPC&M), (2) environmental and infrastructure services (E&I) and (3) pipe fabrication, manufacturing and distribution services (FM&D).

         1.       HISTORICAL INFORMATION

                  (a) At November 30, 2002, our approximately $5.0 billion of backlog consisted of $2.5 billion for the EPC&M segment, $2.3 billion for the E&I segment and $0.2 billion for the FM&D segment. At that date, E&I segment backlog was comprised of approximately $1.6 billion for environmental services, $484 million for infrastructure services and $158 million for other E&I services.

                  (b) At November 30, 2002, our backlog by customer type consisted of approximately $2.9 billion in private customers, $2.0 billion in federal government customers and $79 million in state and local government customers.

                  (c) We expect to complete approximately 47% of our November 30, 2002 backlog in the 12 months following November 30, 2002, 20% of that backlog between 13 and 24 months after November 30, 2002 and the remaining 33% of that backlog more than 24 months after November 30, 2002.

                  (d) The following table sets forth certain information relating to our ten largest contracts, in terms of backlog, at November 30, 2002:

        ========================================================================================================================
                                                            CUSTOMER                                    BACKLOG
                                                            UNSECURED                                   11/30/02      EXPECTED
         COMPANY                          CONTRACT TYPE   CREDIT RATING        SERVICES CONTRACTED       ($ MM)      COMPLETION
        ------------------------------------------------------------------------------------------------------------------------
          1. TVA - Browns Ferry Unit 1      Cost-plus          AAA           Nuclear Restart              $  444        2007

          2. TVA                            Cost-plus          AAA           Nuclear Maintenance             364        2010

          3. BASF - SINOPEC                 Negotiated         BBB           Ethylene Plant EPC              296        2005
                                            Fixed-plus

          4. FP&L - Marcus Hook             Cost-plus           A            Fossil-Fuel EPC                 212        2004

          5. Exelon                         Cost-plus          BBB+          Nuclear Maintenance             204        2007

          6. Keyspan - Ravenswood           Cost-plus           A            Fossil-Fuel EPC                 176        2004

          7. USACE Omaha TERC               Cost-plus     U.S. Government    Environmental Remediation       156        2006

          8. USACE KC TERC                  Cost-plus     U.S. Government    Environmental Remediation       134        2008

          9. USACE SAD TERC                 Cost-plus     U.S. Government    Environmental Remediation       123        2006

         10. Navy - EFA West RAC II         Cost-plus     U.S. Government    Environmental Remediation       115        2005
        ------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL                        $2,224

                                                                             % OF BACKLOG                   44%
        ------------------------------------------------------------------------------------------------------------------------

                  (e) The following table sets forth our percentage of backlog at November 30, 2002 by end market for the type of contract indicated:

                Cost-Plus Contract              Fixed Price Contract                    Unit Price Contract
         ------------------------------------------------------------------------------------------------------
          End Market        Percentage        End             Percentage             End           Percentage
                            of Backlog       Market           of Backlog            Market         of Backlog
         ------------------------------------------------------------------------------------------------------
          Power/Process        42%         E&I                      9%          Pipe Fabrication         4%
         ------------------------------------------------------------------------------------------------------
          E&I                  35%         BASF - SINOPEC           6%          E&I                      1%
         ------------------------------------------------------------------------------------------------------
                                           Pipe
                                           Fabrication              1%          Construction             1%
         ------------------------------------------------------------------------------------------------------
                                           Other                    1%
         ------------------------------------------------------------------------------------------------------
          Total                77%         Total                   17%          Total                    6%
         ------------------------------------------------------------------------------------------------------

                  (f) Approximately $1.9 billion to $2.1 billion of our annual revenue and approximately $130 million to $160 million of our annual earnings before interest, taxes, depreciation and amortization ("EBITDA") are generated from what we believe to be stable, predictable revenue streams. The following table sets forth additional detail about this recurring revenue and EBITDA as it relates to our business segments:

         ($ in millions)
         ===================================================================================
                     SEGMENT                                 REVENUE              EBITDA
         -----------------------------------------------------------------------------------
         E&I                                            $1,250  -  $1,350      $ 90  -  $100

         EPC&M:

             Maintenance -- Nuclear                        205  -     235

             Maintenance -- Petrochemical                   95  -     105

             Consulting                                     50  -      75
         -----------------------------------------------------------------------------------
                Total EPC&M                             $  350  -  $  415      $ 10  -  $ 20

         FM&D                                              275  -     325        30  -    40
         -----------------------------------------------------------------------------------
             TOTAL                                      $1,875  -  $2,090      $130  -  $160
         -----------------------------------------------------------------------------------

                  (g) We have a proven record of acquiring companies at conservative EBITDA multiples. We acquired substantially all of the assets and businesses of Stone & Webster, Inc. in July 2000 and of The IT Group, Inc. in May 2002 at multiples of adjusted EBITDA of 1.4x and 1.7x, respectively. For purposes of determining these multiples, the purchase price for the acquired assets and businesses includes transaction costs and is net of proceeds of the sale of a major asset, in the case of Stone & Webster, Inc., and of debtor-in-possession financing that we provided to The IT Group, Inc., in the case of The IT Group, Inc. Adjusted EBITDA means the historical EBITDA of the assets and businesses acquired adjusted for major non-recurring items.

         2.       FISCAL 2003 AND FISCAL 2004 GUIDANCE

                  (a) On February 26, 2003, we issued a press release providing guidance on our fiscal 2003 and fiscal 2004 operating performance. In that press release, we announced that we expect to generate revenues of $3.1 billion to $3.3 billion for fiscal 2003 and revenues of $2.4 billion to $2.8 billion for fiscal 2004. We announced also that we expect EBITDA to range between $160 million and $170 million in fiscal 2003 and between $175 million and $190 million in fiscal 2004.

                  Of our total projected revenues and EBITDA for fiscal 2003 and fiscal 2004, we expect to generate approximately $1.9 billion to $2.1 billion in revenues and approximately $130 million to $160 million in EBITDA during each of fiscal 2003 and fiscal 2004 from stable, predictable revenue streams.

                  (b) The following sets forth certain information regarding certain contingencies in the domestic power market engineering, construction and procurement projects indicated:

         ($ in millions)
         ========================================================================================
                                                                      ASSUMED TIMING OF
                                                                      RECOVERY BASED ON
                                                                     MANAGEMENT GUIDANCE
                                             ESTIMATED %       ---------------------------------
                                             COMPLETE(1)           THROUGH             POST-
         PROJECT(S)            COMPANY      AS OF 11/30/02      FISCAL 2004(2)      FISCAL 2004
         ----------------------------------------------------------------------------------------
         WOLF HOLLOW             AES             87%                  $0                $27

         COVERT & HARQUAHALA     NEG             85%                 $30                $25

         PIKE                    NRG          Discontinued           $30                $45
         ----------------------------------------------------------------------------------------

         (1) Based on total estimated cost to completion.
         (2) Fiscal year ending August 31.

         Management expects to fully recover all costs to be incurred on these projects.

                  (c) In the press release referred to above, we also announced our expectations for our cash flow for fiscal 2003 and fiscal 2004. The following table sets forth additional detail about those projections for each of the periods presented:

         ($ in millions)
         =====================================================================================================
                                                                     Q2 - Q4 2003            FULL YEAR 2004
                                                      LTM        --------------------     --------------------
                                                   11/30/2002    LOW-END     HIGH-END     LOW-END     HIGH-END
         -----------------------------------------------------------------------------------------------------
         EBITDA                                      $207         $ 115   -   $ 125        $175    -    $190

         Less: Cash Taxes                              (8)           (5)  -      (3)        (17)   -     (15)

         Less: Cash Interest                           (1)          (24)  -     (21)        (32)   -     (28)

         Less: Working Capital (Excl. Recoveries)      (6)         (190)  -    (170)        (35)   -     (15)

         Plus: Project Contingency Recoveries          --            40   -      40          20    -      20

         Less: Capital Expenditures                   (61)          (35)  -     (25)        (25)   -     (20)
         -----------------------------------------------------------------------------------------------------
            FREE CASH FLOW                           $130         $ (90)  -   $ (70)       $105    -    $120

                                                   PRO FORMA
                                                   ---------
         Net Debt(1)                                 $105         $ 195   -   $ 175        $ 90    -    $ 55

         Net Debt/EBITDA                              0.5x          1.2x  -     1.0x        0.5x   -     0.3x
         -----------------------------------------------------------------------------------------------------

         (1) Includes approximately $97 million of restricted cash in connection with BASF-SINOPEC project.

                  (d) On February 27, 2003, we filed a Current Report on Form 8-K containing elective disclosure for purposes of Regulation FD that updated the risk factor in our Annual Report on Form 10-K for the fiscal year ended August 31, 2002 entitled, "The Company's repurchase obligations under its zero-coupon, unsecured, convertible notes due 2021 (LYONs) could result in adverse consequences." Set forth below is additional information regarding our expected cash availability at and immediately after May 1, 2004, assuming that we repurchase the maximum principal amount of LYONs that we offered to purchase for cash in the tender offer that we announced on February 26, 2003 and that all LYONs outstanding thereafter are submitted to us for repurchase on May 1, 2004:

         ($ in millions)
         ===================================================================================

         -----------------------------------------------------------------------------------
         Pro Forma Unrestricted Cash at 11/30/02                                       $ 319

         (+) Net Proceeds of Proposed Senior Notes                                       238

         (+) Conversion of BASF Restricted Cash(1)                                        97

         (-) LYONs Tendered(2)                                                          (250)

         (+) Estimated Free Cash Flow Dec. - Aug. 2003                                   (65)

         (+) Estimated Free Cash Flow Aug. - Apr. 2004                                    70
         -----------------------------------------------------------------------------------
         ESTIMATED CASH AVAILABLE TO SATISFY LYONs PUT                                 $ 408
         -----------------------------------------------------------------------------------
         (-) LYONs Remaining at May 2004(3)                                            $(268)
         -----------------------------------------------------------------------------------
         ESTIMATED REMAINING CASH                                                      $ 139
         -----------------------------------------------------------------------------------
         (+) Anticipated Availability Under Revolver(4)                                $ 120
         -----------------------------------------------------------------------------------
         LIQUIDITY FOR OPERATIONS POST-PUT                                             $ 259
         -----------------------------------------------------------------------------------

         (1) Assumes that approximately $60 million of restricted cash is released by May 2004 put date and that remaining $27 million is posted against the amended credit facility as a letter of credit.

         (2) Represents $385 million in aggregate face amount of LYONs assumed to be tendered in the tender offer and purchased by us for an aggregate purchase price of $250 million.

         (3) Represents satisfaction of remaining $405 million aggregate face amount of LYONs outstanding after the tender offer for $268 million.

         (4) Assumes outstanding balances on letters of credit of approximately $130 million at May 2004.

         3.       Amended Credit Facility

         On February 26, 2003, we issued a press release announcing that we had received commitments from our lenders to amend our existing senior secured credit facility to extend the term to three years from the date of the closing of the amended credit facility and to provide for borrowing capacity, including letters of credit, of $250 million. We also announced that we expect the closing of the amendment and extension of our existing credit facility to occur concurrently with the closing of our proposed private placement of senior notes that we also announced on February 26, 2003. The following is a summary of some of the expected terms of our amended and restated senior secured credit facility:

SENIOR SECURED CREDIT FACILITY
($ in millions)
============================================================================================

--------------------------------------------------------------------------------------------
Size                                                                               $250 MM

Spread(1)                                                                          L + 200

Maturity                                                                        March 2006

Expected Closing                        Simultaneously with proposed senior notes offering

Key Covenants:
--------------

     Minimum EBITDA                                                                $135 MM

     Total Leverage:
          Through 5/31/04                                                            3.50x
          Thereafter                                                                 2.75x

     Fixed Charge Coverage                                                           2.00x

--------------------------------------------------------------------------------------------

(1) Contingent on ratings from S&P & Moody's.

B.  LIMITATION ON INCORPORATION BY REFERENCE

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

C.  FORWARD LOOKING INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Current Report on Form 8-K that are not historical facts (including without limitation statements to the effect that we "believe," "expect," "anticipate," "plan," "intend" or "foresee," and other similar expressions) are forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. These forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions. They are subject to change based upon various factors, including but not limited to the following risks and uncertainties:

         o   changes in the demand for our products and services;

         o changes in general economic conditions, and, specifically, changes in the rate of economic growth in the United States and other major international economies;

         o the presence of competitors with greater financial resources and the impact of competitive products, services and pricing;

         o the cyclical nature of the individual markets in which our customers operate;

         o the financial strength of our customers and their ability to make scheduled payments on their contracts with us;

         o changes in investment by the energy, power and environmental and infrastructure industries;

         o the availability of qualified engineers, professional staff and craft labor needed to execute contracts;

         o   the uncertain timing of awards and contracts;

         o the funding of backlog, including government budget constraints, cost overruns on fixed or unit priced contracts;

         o cost overruns which negatively affect fees to be earned or cost variances to shared on cost-plus contracts;

         o changes in laws and regulations and in trade, monetary and fiscal policies worldwide;

         o   currency fluctuations;

         o the effect of our policies, including but not limited to the amount and rate of growth of our expenses;

         o   the continued availability to us of adequate funding sources;

         o delays or difficulties in the production, delivery or installation of products and the provision of services, including in the ability to recover for changed conditions;

         o   our ability to successfully integrate acquisitions;

         o the protection and validity of patents and other intellectual property; and

         o   various other legal, regulatory and litigation risks.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see Section 14 - "Certain Significant Considerations" of the Offer to Purchase filed as an exhibit to our Schedule TO filed with the SEC on February 26, 2003 relating to our offer to purchase a portion of our outstanding LYONs and the "Risk Factors" described in Item 7. - "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2002.

The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the notes proposed to be issued. The notes to be offered will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Current Report on Form 8-K is not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell securities, with respect to any of the LYONs. The offer to purchase LYONs may only be made pursuant to the terms of Shaw's Offer to Purchase and the accompanying Letter of Transmittal.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                        (Registrant)


Date: February 28, 2003                  /s/ GARY P. GRAPHIA
                                        ----------------------------------------
                                        Gary P. Graphia
                                        Secretary and General Counsel